AMENDMENT NO. 2

     AMENDMENT NO. 2 dated as of October 4, 1996 to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 11, 1990, amended and restated as of April 18, 1995, among HAMILTON BEACH/PROCTOR-SILEX, INC. (the "Company"), PROCTOR-SILEX CANADA INC. ("PSC"), PROCTOR-SILEX S.A. de C.V. ("PSM", and together with the Company and PSC, the "Obligors"), the BANKS signatory thereto and THE CHASE MANHATTAN BANK (successor by merger to The Chase Manhattan Bank (National Association)), as U.S. Agent (the "U.S. Agent"), and THE CHASE MANHATTAN BANK OF CANADA, as Canadian Agent (the "Canadian Agent") and together with the U.S. Agent, the "Agents").

                              W I T N E S S E T H:

     WHEREAS, the Obligors, the Banks and the Agents are parties to the Second Amended and Restated Credit Agreement referred to above as amended by Amendment No. 1 dated as of March 29, 1996 among the Obligors, the Banks and the Agents (as further modified, supplemented and amended, the "Credit Agreement") pursuant to which the Banks have agreed to extend credit to the Borrowers (as defined in the Credit Agreement) as provided therein.

     WHEREAS, the Company has requested that the Banks and the Agents agree to amend the Credit Agreement to provide, among other things, for an increase in the Revolving Credit Commitments (as defined in the Credit Agreement) and modifications to certain covenants.

     WHEREAS, the Company, PSC and PSM have informed the Agents that the Company has formed a new subsidiary, Hamilton Beach/Proctor-Silex de Mexico S.A. de C.V., a Mexican corporation ("HBPS Mexico"), to build and operate a manufacturing facility in Mexico. By definition, HBPS Mexico will be a Material Subsidiary for purposes of the Credit Agreement. Pursuant to Section 9.27(a) of the Agreement, the Company must pledge to the U.S. Agent, for the benefit of the Banks, 66% of its interest in HBPS Mexico, and pursuant to Section 9.27(b) of the Credit Agreement, HBPS Mexico must grant to the U.S. Agent, a Lien upon all of its assets.

     WHEREAS, the Company, PSC and PSM have requested that the Agents and the Banks waive the requirements of Section 9.27(b) solely with respect to the grant by HBPS Mexico to the U.S. Agent of a Lien upon its assets.

     WHEREAS, the Banks and the Agents are agreeable to such amendments and such waiver on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein its is hereby agreed as follows:

1.   Definitions.

     All terms defined in the Credit Agreement shall be used herein as defined in the Credit Agreement unless otherwise defined herein.

2.   Waiver.

     The Agents and the Banks hereby waive the requirements of Section 9.27(b) solely with respect to the grant by HBPS Mexico to the U.S. Agent of a Lien upon its assets.

3.   Amendments to the Agreement.

     (a) Section 1.01 of the Credit Agreement is hereby amended (i) by deleting the definition of the terms "Clean-Down Limit," "Clean-Down Parent Advances," "Clean-Down Period" and "Initial Clean-Down Period" and (ii) by adding the following definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical location and by amending the following definitions (to the extent already included in said Section 1.01), as follows:

     "'Holdings Dividend' shall mean the greater of (i) $15,000,000 and (ii) the purchase price of the shares of Holdings owned by Glen Dimplex and its affiliates not to exceed $38,000,000."

     "'Glen Dimplex Transaction' shall mean any one of the following: (i) a loan of money by the Company to Holdings to lend or to dividend to Housewares to finance the purchase by Housewares of all the shares of Holdings owned by Glen Dimplex and its affiliates, (ii) a cash dividend by the Company to Holdings to lend or to dividend to Housewares to finance the purchase by Housewares of all the shares of Holdings owned by Glen Dimplex and its affiliates, or (iii) the purchase by the Company of all the shares of Holdings owned by Glen Dimplex and its affiliates."

     (b) Section 1.01 of the Credit Agreement is hereby amended by replacing the amount "U.S. $135,000,000" in the definition of "Revolving Credit Commitment" with the amount "U.S. $160,000,000."

     (c) Clause (C) of the first sentence of Section 2.01(I)(b)(i) of the Credit Agreement is hereby deleted.

     (d) Clause (D) of the first sentence of Section 2.01(I)(b)(ii) of the Credit Agreement is hereby deleted.

     (e) The first sentence of the second paragraph of Section 2.01(I)(b)(ii) of the Credit Agreement is amended by deleting the following:

     "(but, in the case of borrowings or reborrowings, provided that the aggregate amount of all Revolving Credit Loans of all the Banks shall not exceed the Clean-Down Limit during a Clean-Down Period after giving effect to such borrowing or reborrowing)"

     (f) Section 3.03(c)(vi) of the Credit Agreement is hereby deleted.

     (g) The first sentence of Section 8.06 of the Credit Agreement is amended by adding the following at the end thereof:

         "and to effect a Glen Dimplex Transaction"

     (h) The clause (1)(A)(ii) of the last sentence of Section 9.01 of the Credit Agreement is amended by deleting the following:

         "and, in the case of the certificate accompanying financial statements delivered pursuant to paragraph (b) above, setting forth in reasonable detail the computations necessary to determine the Clean-Down Limit for the related fiscal year of the Company"

     (i) Clause (2) of the last sentence of Section 9.01 of the Credit Agreement is hereby deleted.

     (j) Section 9.08 of the Credit Agreement shall be amended to read in its entirety as follows:

         "9.08 Leverage Ratio. The Company shall not, at any time during any period set forth below, permit the Leverage Ratio to exceed the ratio set forth opposite such period:

                    Period                                  Leverage Ratio

            During the third and fourth                        .59 to 1
               fiscal quarter of each of
               fiscal years 1996 and 1997

            During the first and second                        .56 to 1
               fiscal quarter of each of
               fiscal years 1997 and 1998

            During the third and fourth                        .56 to 1
               fiscal quarter of each
               fiscal year after 1997

            During the first and second                        .53 to 1"
               fiscal quarter of each
               fiscal year after 1998

     (k) Section 9.09 of the Credit Agreement shall be amended to read in its entirety as follows:

         "9.09 Net Worth. The Company shall not, at any time during any period set forth below, permit its Net Worth to be less than the amount set forth opposite such period less the amount of the Holdings
         Dividend:

                    Period                                     Amount

            From September 1, 1996 though                   $130,000,000
                  April 30, 1998

            From May 1, 1998 and at all                     $137,500,000"
                  times thereafter

     (l) Section 9.12 is amended by adding the following at the end thereof:

         "Notwithstanding the foregoing, the Company may effect a Glen Dimplex Transaction."

     (m) Section 9.15 of the Credit Agreement is amended by adding the following at the end thereof:

         "and (ix) the Company may effect a Glen Dimplex Transaction"

     (n) The last sentence of Section 9.16 of the Credit Agreement is hereby deleted.

     (o) Section 9.17(l) of the Credit Agreement is amended to read in its entirety as follows:

          "(l)     a Glen Dimplex Transaction."

     (p) Section 9.18(k) of the Credit Agreement is amended to read in its entirety as follows:

          "(k) lines of credit (inclusive of Bank Line Loans) and letters of credit (inclusive of Bank Letters of Credit) an aggregate principal (or face) amount not to exceed U.S.
          $30,000,000;"

     (q) Section 9.18(o)(ii) of the Credit Agreement is hereby deleted.

     (r) Schedule I to the Credit Agreement is amended to read in its entirety as Schedule I hereto.

     (s) Exhibit A-2 to the Credit Agreement is amended to read in its entirety as Exhibit A hereto.

     (t) Exhibit M to the Credit Agreement is hereby deleted.

4. Representations and Warranties. The Company represents and warrants to the Banks and the Agent that:

                  (a) the execution and delivery by the Obligors of this Amendment No. 2, and the performance by the Obligors of their obligations under the Credit Agreement as amended hereby, (i) have been duly authorized by all necessary corporate action of the Obligors, will not violate any provision of law, or any Obligor's charter or by-laws, or result in the breach of or constitute a default or require a consent, under any indenture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any Obligor or any of its Property may be bound or affected, and (ii) each of this Amendment No. 2 and the Credit Agreement as amended hereby, constitutes the legal, valid and binding obligation of the Obligors, and the Notes constitute the legal, valid and binding obligation of the Company, in each case enforceable against the Obligor, a party thereto, in accordance with their respective terms;

                  (b) on and as of the date hereof (after giving effect to the amendments set forth in Section 3 hereof and the exchange of Series A R/C Notes contemplated by Section 5(b) hereof), (i) no Default has occurred and is continuing and (ii) the representations and warranties made by each Obligor in Section 8 of Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

                  (c) on and as of the date hereof (after giving effect to the amendments set forth in Section 3 hereof and the exchange of Series A R/C Notes contemplated by Section 5(b) hereof), neither (i) any of the Property encumbered by any of the Mortgages or any of the Canadian Security Documents will be released from any provision of such Mortgage or such Canadian Security Document nor (ii) will any of such Mortgages or such Canadian Security Documents be invalidated or otherwise impaired except that the amounts secured by such Mortgages or such Canadian Security Documents may be limited to $135,000,000; and

                  (d) on and as of the date hereof (after giving effect to the amendments set forth in Section 3 hereof and the exchange of Series A R/C Notes contemplated by Section 5(b) hereof), neither (i) any of Housewares Holding Company, Precis [521] Ltd., HB-PS Holding Company, Inc., NACCO Industries, Inc., Glen Dimplex or Glen Electric, Ltd. will be released from their obligations under their respective Supplemental Agreement or Supplemental Security Agreement nor (ii) will any Supplemental Agreement or Supplemental Security Agreement be invalidated or otherwise impaired, except as expressly contemplated by the Override Agreement with respect to Glen Dimplex.

It shall be an Event of Default for all purposes of the Credit Agreement, as amended hereby, if any representation, warranty or certification made by the Company in this Amendment No. 2, or in any certificate or other writing furnished to any Bank or the Agent pursuant to this Amendment No. 2, shall prove to have been false or misleading as of the time made or furnished in any material respect.

5. Conditions Precedent. This Amendment No. 2 shall become effective on the date (the "Effective Date") on which all of the following conditions shall have been satisfied:

                 (a) Amendment No. 2. The Agent shall have received this Amendment No. 2, duly executed and delivered by each of the parties hereto.

                 (b) Notes. The Agent shall have received a Series A R/C Note substantially in the form of Exhibit A hereto for each U.S. Dollar Bank duly executed by the Company payable to the order of such U.S. Dollar Bank in a principal amount equal to such U.S. Dollar Bank's Revolving Credit Commitment as in effect on the Effective Date and otherwise duly completed in exchange for the Series A R/C Note held by such U.S. Dollar Bank.

                 (c) Authorization. The Agent shall have received certified copies of the charter and by-laws (or equivalent documents) of each of the Obligors and of all corporate authority for each of the Obligors (including without limitation, board of director resolutions and evidence of the incumbency of officers for the Company) with respect to the authorization, execution, delivery and performance of this Amendment No. 2 and the Credit Agreement as amended hereby, the Notes and each other document to be delivered by the Company from time to time in connection with the Credit Agreement as amended hereby (and the Agent and each Bank may conclusively rely on such certificate until it receives notice in writing from the Company to the contrary).

                 (d) Opinions. (i) Opinion of counsel to the Company dated the Effective Date substantially in the form of Exhibit B hereto, (ii) an opinion of Milbank, Tweed, Hadley and McCloy, counsel to Chase, dated the Effective Date substantially in the form of Exhibit C hereof.

                 (e) Other Documents. The Agent shall have received such other documents as the Agent or any Bank may reasonably request.

6. Basic Documents Otherwise Unchanged. Except as herein provided, the Documents shall remain unchanged and in full force and effect, and each reference to the Credit Agreement in the Credit Agreement and the Notes shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified from time to time.

7. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart.

8. Binding Effect. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9. Governing Law. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                                  OBLIGORS


                                  HAMILTON BEACH/PROCTOR-SILEX, INC.


                                  By  /s/ James H. Taylor
                                  Name:  James H. Taylor
                                  Title: Vice President-Treasurer

                                  PROCTOR-SILEX CANADA INC.


                                  By  /s/ James H. Taylor
                                  Name:  James H. Taylor
                                  Title: Vice President-Treasurer

                                  By  /s/ Melissa G. Horton
                                  Name:  Melissa G. Horton
                                  Title: Assistant Treasurer

                                  PROCTOR-SILEX S.A. de C.V.


                                  By  /s/ James H. Taylor
                                  Name:  James H. Taylor
                                  Title: Sole Administrator

                                  BANKS

                                  THE CHASE MANHATTAN BANK



                                  By  /s/ Lawrence Palumbo, Jr.
                                  Name:   Lawrence Palumbo
                                  Title:  Vice President
                                  Attorney-in-fact


                                  THE CHASE MANHATTAN BANK OF CANADA



                                  By  /s/ Christine Chen
                                  Name:   Christine Chen
                                  Title:  Vice President


                                  THE FIRST NATIONAL BANK OF CHICAGO



                                  By  /s/ James F. Gable
                                  Name:   James F. Gable
                                  Title:  As Authorized Agent


                                  THE BANK OF NOVA SCOTIA



                                  By  /s/ F. C. H. Ashby
                                  Name:   F.C.H. Ashby
                                  Title:  Manager Loan Operations

                                  BANK OF AMERICA ILLINOIS



                                  By  /s/ Lynn W. Stetson
                                  Name:   Lynn W. Stetson
                                  Title:  Managing Director

                                  CAISSE NATIONALE DE CREDIT AGRICOLE


                                  By /s/ Lynn Rosinsky
                                  Name:   Lynn Rosinsky
                                  Title:  Vice President


                                  CRESTAR BANK



                                  By  /s/ Christopher B. Werner
                                  Name:   Christopher B. Werner
                                  Title:  Vice President


                                  KEY BANK



                                  By  /s/ Marianne T. Meil
                                  Name:   Marianne T. Meil
                                  Title:  Vice President

                                  AGENTS

                                  THE CHASE MANHATTAN BANK
                                  as U.S. Agent


                                  By  /s/ Lawrence Palumbo, Jr.
                                  Name:   L. Palumbo
                                  Title:  Vice President
                                  Attorney-in-fact

                                  THE CHASE MANHATTAN BANK
                                  OF CANADA, as Canadian Agent


                                  By  /s/ Christine Chen
                                  Name:   Christine Chen
                                  Title:  Vice President